SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 30, 2004
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                     ADVANCED HEALTHCARE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


             NEVADA                    333-51058                84-1565820
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


  2820 LA MIRADA, SUITE H, VISTA, CA                                   92081
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 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (801) 446-4768
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           10421 SOUTH JORDAN GATEWAY # 550, SOUTH JORDAN, UTAH, 84095
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          (Former name or former address, if changed since last report)



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


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            On June 30, 2004, Richard Mangiarelli purchased 126,000,000 shares of our common stock from our former President, Chief Executive Officer, Director, and majority stockholder, Johnny Sanchez. As a result, Mr. Mangiarelli now holds approximately 52.5% of our issued and outstanding common stock.

            In connection with this change in control, Mr. Sanchez resigned as our President and Chief Executive Officer, Joel Rockwood resigned as our Vice President and Chief Scientific Officer, and Michael MacArthur resigned as our Secretary. The board of directors appointed Mr. Mangiarelli as the new President, Chief Financial Officer, and Secretary. In addition, Mr. Sanchez, Mr. Rockwood, Virginia Sanchez, Carmen Sanchez, and Joe V. Overcash resigned as directors of Advanced Healthcare. The outgoing directors appointed Richard Mangiarelli to fill the vacancies on the board.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On June 30, 2003, Advanced Healthcare entered into a Release and Indemnity Agreement with Johnny Sanchez, its former President, Chief Executive Officer, Director, and majority stockholder, pursuant to which Advanced Healthcare sold the all of its membership interest in Nutratek, LLC, a Utah limited liability company and wholly-owned subsidiary of Advanced Healthcare, to Mr. Sanchez in exchange for Mr. Sanchez's agreement to do the following: (a) release Advanced Healthcare from any and all claims that Mr. Sanchez may have had against Advanced Healthcare; (b) indemnify Advanced Healthcare for any and all claims against or liabilities of Advanced Healthcare that existed before June 30, 2004, and (c) to cooperate with and assist Advanced Healthcare in connection with its reporting obligations or filing requirements under the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, and to deliver such other instruments and take such other actions as may be reasonably requested by Advanced Healthcare in order to carry out the intent of the Agreement.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Businesses Acquired.

            Not Applicable

            (b) Pro Forma Financial Information.

            Not Applicable

            (c) Exhibits.

                  2.1 Stock  Purchase  Agreement by and among Johnny Sanchez and
            Richard Mangiarelli dated as of June 30, 2004.

                  10.1 Release and  Indemnity  Agreement  by and among  Advanced
            Healthcare Technologies, Inc. and Johnny Sanchez dated as of June 30, 2004.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE.

            Not applicable.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED HEALTHCARE TECHNOLOGIES, INC.
                                     (Registrant)

Date:  July 15, 2004

                                     By: /s/ Richard Mangiarelli
                                        ----------------------------------------
                                        Richard Mangiarelli, President



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